                                                     Exhibit 10.1

AMENDMENT NUMBER 5 TO

RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NUMBER 5 TO RECEIVABLES PURCHASE AGREEMENT, dated as of May 19, 2011 (this “Amendment”), is entered into by and among FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the “Seller”), ENTERPRISE FUNDING COMPANY LLC, a Delaware limited liability company (“Enterprise Funding”), as an Investor, BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (“Bank of America”), as a Bank and as the agent (the “Agent”) for the Investors and the Banks, DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Parent and the Servicer, and each of the parties named on Schedule I hereto as Originators.  Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Purchase Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Receivables Purchase Agreement, dated as of May 21, 2009 (as amended through the date hereof, the “Receivables Purchase Agreement”);

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments.  Effective as of the Effective Date (as defined below), the following amendments are made to the Receivables Purchase Agreement:

(a) The definition of “Commitment Termination Date” in Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting, in its entirety, the date “May 19, 2011”  therein and replacing, in its entirety, such date with “May 17, 2012”.

(b) The definition of “Default Ratio” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Default Ratio” means, for any calendar month, a ratio (expressed as percentage) computed by dividing (a) the sum of (i) the Aggregate Outstanding Balance of Receivables which were 91 - 120 days past due as of the last day of such calendar month plus (ii) (without duplication) the Aggregate Outstanding Balance of all Receivables which became Charged-off Receivables during such calendar month, by (b) the Aggregate Outstanding Balance (in each case, at the time of creation) of Receivables (excluding Unbilled Receivables) created during the fourth preceding calendar month.

(c) The definition of “Delinquency Ratio” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Delinquency Ratio” means, for any calendar month, the ratio (expressed as a percentage) computed as of the last day of the immediately preceding calendar month by dividing (i) the Aggregate Outstanding Balance of all Receivables that were Delinquent Receivables on the last day of the immediately preceding calendar month by (ii) the Aggregate Outstanding Balance of all Receivables (excluding Unbilled Receivables) created by the Originators during the third preceding month.

(d) The definition of “Dilution Horizon Ratio” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Dilution Horizon Ratio” means, as of any date, the ratio (expressed as a percentage) computed by dividing (i) the Aggregate Outstanding Balance (in each case, on the date of creation) of all Receivables (excluding Unbilled Receivables) created by the Originators during the two most recently ended calendar months by (ii) the Net Eligible Receivables Outstanding Balance as at the last day of the most recently ended calendar month.

(e) The definition of “Dilution Ratio” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Dilution Ratio” means, as of any date, the ratio (expressed as a percentage) computed for the most recently ended calendar month by dividing (i) the Aggregate Outstanding Balance of all Receivables which became Diluted Receivables during such calendar month by (ii) the Aggregate Outstanding Balance (in each case, on the date of creation) of all Receivables (excluding Unbilled Receivables) created during the calendar month immediately preceding such date; provided that for the purposes of calculating clause (i) above, Diluted Receivables relating to intercompany Receivables and customer postage deposits shall be excluded.

(f) The definition of “Investors” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Investors” means any special purposes entity that finances its activities directly or indirectly through asset backed commercial paper that becomes a party to this Agreement in accordance with the terms hereof and, to the extent of the undivided interests so purchased, shall include any Participants.

(g) The definition of “Loss Horizon Ratio” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Loss Horizon Ratio” means, as of any date, a ratio (expressed as a percentage) computed by dividing (i) the sum of (a) the Aggregate Outstanding Balance (in each case, at the time of creation) of all Receivables (excluding Unbilled Receivables) created during the five most recently ended calendar months by (ii) the Net Eligible Receivables Outstanding Balance as of the last day of the most recently ended calendar month.

(h) Section 2.08(a) of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

(a) If Bank of America, any Investor, any Bank, any entity which purchases or enters into a commitment to purchase Receivable Interests or interests therein, or any of their respective Affiliates (each an “Affected Person”) determines at any time that (i) the adoption of any Law or any guideline or request from any Official Body (whether or not having the force of law) or change in any of the foregoing or (ii) the compliance, application or implementation by the Affected Person with any Law or any guideline or request from any Official Body (whether or not having the force of law), including, for the avoidance of doubt, BASEL II or the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), affects or would affect the amount of the capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in Receivables or interests therein related to this Agreement or to the funding thereof and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate as to such amounts submitted to the Seller and the Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

(i) A new Section 10.12 is hereby added to the Receivables Purchase Agreement as follows:

Section 10.12 Federal Reserve.  Notwithstanding any other provision of this Receivables Purchase Agreement to the contrary, any Investor or Bank may at any time pledge or grant a security interest in all or any portion of its rights (including, without  limitation, any rights to payment of Capital and Yield) under this Receivables  Purchase Agreement and any other Transaction Document to secure obligations of such Investor or Bank to a Federal Reserve Bank, without notice to or consent of the Seller, the Parent, any Originator, the Agent or any other party; provided, that no such pledge or grant of a security interest shall release an Investor or Bank from any of its obligations hereunder, or substitute any such pledgee or grantee for such Investor or Bank as a party hereto.

(j) Schedule III (Addresses) of the Receivables Purchase Agreement is hereby deleted and replaced in its entirety with the Schedule III attached hereto.

(k) Schedule IV (UCC Information) of the Receivables Purchase Agreement is hereby deleted and replaced in its entirety with the Schedule IV attached hereto.

SECTION 2. Effective Date.  This Amendment shall become effective as of the date  this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto (the “Effective Date”).

SECTION 3. Release and Further Assurances.  Effective as of the Effective Date, all references to Enterprise Funding in the Receivables Purchase Agreement shall be deemed stricken and of no further force or effect, Enterprise Funding shall cease to be a party to the Receivables Purchase Agreement and Enterprise Funding shall have no further rights, duties, obligations or liabilities under the Receivables Purchase Agreement, other than rights, duties, liabilities or obligations accruing prior to the Effective Date; provided, however, that the indemnification and payment provisions of the Receivables Purchase Agreement shall be continuing and shall survive after the Effective Date.

SECTION 4. Miscellaneous.

(a) References in Receivables Purchase Agreement.  Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

(b) Effect on Receivables Purchase Agreement.  Except as specifically amended hereby, the Receivables Purchase Agreement shall remain in full force and effect.  This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereof.

(c) No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(d) Fees and Expenses.  The Seller and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and time charges of attorneys) incurred by the Agent and/or the Investor in connection with the preparation, execution and enforcement of this Amendment.

(e) Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f) Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(g) Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(h) Amendments.  This Amendment may not be amended or otherwise modified except as provided in the Receivables Purchase Agreement.

(i) GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLER:                                               FOUNTAIN CITY FINANCE, LLC

By:           /s/ Gregg Wm. Givens
Name:  Gregg Wm. Givens
Title: Treasurer

PARENT:                                             DST SYSTEMS, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Chief Accounting Officer

SERVICER:                                           DST SYSTEMS, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Chief Accounting Officer

ORIGINATORS:	DST SYSTEMS, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Chief Accounting Officer

DST OUTPUT, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

[Signature Page to Amendment 5 to Receivables Purchase Agreement]

DST OUTPUT CENTRAL, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST OUTPUT EAST, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST OUTPUT WEST, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST TECHNOLOGIES, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST STOCK TRANSFER, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST MAILING SERVICES, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Treasurer

[Signature Page to Amendment 5 to Receivables Purchase Agreement]

DST OUTPUT ELECTRONIC SOLUTIONS, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST WORLDWIDE SERVICES, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST RETIREMENT SOLUTIONS, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

ARGUS HEALTH SYSTEMS, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST DIRECT, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST HEALTH SOLUTIONS, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

                  [Signature Page to Amendment 5 to Receivables Purchase Agreement]

DST GLOBAL SOLUTIONS NORTH AMERICA, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

ISPACE SOFTWARE TECHNOLOGIES, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST TASS, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST BROKERAGE SOLUTIONS, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Assistant Treasurer

FINIX PROFESSIONAL SERVICES, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Assistant Treasurer

CONVERGE SYSTEMS, LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Assistant Treasurer

[Signature Page to Amendment 5 to Receivables Purchase Agreement]

NEWKIRK PRODUCTS, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Assistant Treasurer

LTM PUBLISHING, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Assistant Treasurer

MCKAY HOCHMAN CO., INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Assistant Treasurer

THIRD PARTY EDUCATIONAL SYSTEMS, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Vice President and
Assistant Treasurer

CFG OUTPUT LLC

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

DST HEALTHCARE HOLDINGS, INC.

By:           /s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title:   Assistant Treasurer

                   [Signature Page to Amendment 5 to Receivables Purchase Agreement]

AGENT:  BANK OF AMERICA, NATIONAL ASSOCIATION,
as Agent

By:           /s/ Jeremy Grubb
Name: Jeremy Grubb
Title:   Vice President

BANK:   BANK OF AMERICA, NATIONAL ASSOCIATION

By:           /s/ Jeremy Grubb
Name: Jeremy Grubb
Title:   Vice President

[End of Signatures]

SCHEDULE I

Originators:

DST Systems, Inc.

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

Argus Health Systems, Inc.

DST Direct, LLC

DST Health Solutions, LLC

DST Global Solutions North America, LLC

iSpace Software Technologies, Inc.

DST TASS, LLC

DST Brokerage Solutions, LLC

Finix Professional Services, LLC

Converge Systems, LLC

Newkirk Products, Inc.

LTM Publishing, Inc.

McKay Hochman Co., Inc.

Third Party Educational Systems, Inc. (d/b/a MasteryPoint Financial Technologies)

CFG Output LLC (f/k/a DST Output Fulfillment Group, LLC)

DST Healthcare Holdings, Inc. (f/k/a DST Health Solutions Holdings, Inc.)

Schedule I

SCHEDULE III

ADDRESSES

Seller:	Fountain City Finance, LLC 333 West 11th Street Kansas City, MO 64105 Attention: Gregg Wm. Givens Facsimile No. 816-435-8630
Agent:
Bank of America, National Association, as Agent
214 North Tryon Street, 21st Floor
NC1-027-21-01
Charlotte, North Carolina  28255
Attention:   ABCP Conduit Group

Telephone:  980-386-7922
Facsimile:     704-388-9169

Bank:
Bank of America, National Association, as Agent
214 North Tryon Street, 21st Floor
NC1-027-21-01
Charlotte, North Carolina  28255
Attention:    ABCP Conduit Group

Telephone:   980-386-7922
Facsimile:      704-388-9169

Parent:	DST Systems, Inc. 333 West 11th Street Kansas City, MO 64105 Attention: Gregg Wm. Givens Facsimile No. 816-435-8630
Servicer:	DST Systems, Inc. 333 West 11th Street Kansas City, MO 64105 Attention: Gregg Wm. Givens Facsimile No. 816-435-8630
Originators:
DST Output, LLC
DST Output Central, LLC
DST Output East, LLC
DST Output West, LLC
DST Technologies, Inc.
DST Stock Transfer, Inc.
DST Mailing Services, Inc.
DST Output Electronic Solutions, Inc.
DST Worldwide Services, LLC
DST Retirement Solutions, LLC
DST Brokerage Solutions, LLC
Finix Professional Services, LLC
Converge Systems, LLC
CFG Output LLC
333 West 11th Street, 5th Floor
Kansas City, MO  64105
Attention:  Gregg Wm. Givens
Facsimile No. 816-435-8630

Argus Health Systems, Inc.
1300 Washington Street
Kansas City, MO 64105
Attention:  Gregg Wm. Givens
Facsimile No. 816-435-8630

DST Direct, LLC
601 Monroe Street
Jefferson City, MO 65101
Attention: Gregg Wm. Givens
Facsimile No. 816-435-8630

DST Health Solutions, LLC
DST Healthcare Holdings, Inc.
2400 Thea Drive
Harrisburg, PA  17110
Attention:  Gregg Wm. Givens
Facsimile No. 717-703-6190

DST Global Solutions North America, LLC
27 Melcher Street
Boston, MA 02210
Attention: Gregg Wm. Givens
Facsimile No. 617-482-8878

iSpace Software Technologies, Inc.
2400 Thea Drive
Harrisburg, PA  17110
Attention:  Gregg Wm. Givens
Facsimile No. 717-703-6190

DST TASS, LLC
1075 Baker Building, 706 Second Avenue South
Minneapolis, MN 55402
Attention: Gregg Wm. Givens
Facsimile No. 612-238-4398

Newkirk Products, Inc.
15 Corporate Circle
Albany, NY 12203
Attention: Gregg Wm. Givens
Facsimile No. 518-862-3399

LTM Publishing, Inc.
15 Corporate Circle
Albany, NY 12203
Attention: Gregg Wm. Givens
Facsimile No. 518-862-3399

McKay Hochman Co., Inc.
10 Park Place
Butler, NJ 07405
Attention: Gregg Wm. Givens
Facsimile No. 518-862-3399

Third Party Educational Systems, Inc.
43 Main Street, SE
Minneapolis, MN 55414
Attention: Gregg Wm. Givens
Facsimile No. 518-862-3399

Schedule III

SCHEDULE IV

UCC INFORMATION

Seller UCC Information

Name:                                                      Fountain City Finance, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Originator UCC Information

Name:                                                      DST Systems, Inc.
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      DST Output, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      DST Output Central, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      DST Output East, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      DST Output West, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      DST Technologies, Inc.
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Missouri
UCC Filing Office:                                 Missouri Secretary of State

Name:                                                      DST Stock Transfer, Inc.
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Missouri
UCC Filing Office:                                 Missouri Secretary of State

Name:                                                      DST Mailing Services, Inc.
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State
Other Names:                                         DST Postal Services, Inc., Global Mailing Services, Inc.

Name:                                                      DST Output Electronic Solutions, Inc.
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Missouri
UCC Filing Office:                                 Missouri Secretary of State
Other Names:                                         DST CDS, Inc., Corporate Document Systems, Inc.,
                                                                DST Electronic Output Solutions, Inc.

Name:                                                      DST Worldwide Services, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Missouri
UCC Filing Office:                                 Missouri Secretary of State
Other Names:                                          DST WorldWide Services, LLC

Name:                                                      DST Retirement Solutions, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:              Argus Health Systems, Inc.
Address:                                                 1300 Washington Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      DST Direct, LLC
Address:                                                 601 Monroe Street, Jefferson City, MO 65101
Jurisdiction of Formation:                      Missouri
UCC Filing Office:                                 Missouri Secretary of State

Name:                                                      DST Health Solutions, LLC
Address:                                                 2400 Thea Drive, Harrisburg, PA  17110
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State
Other Names:                                         DST Health Solutions Systems, LLC, DST Health
                                                                 Solutions Services, LLC

Name:                                                      DST Global Solutions North America, LLC
Address:                                                 27 Melcher Street, Boston, MA 02210
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State
Prior Names:                                           DSTi Mosiki, LLC

Name:                                                      iSpace Software Technologies, Inc.
Address:                 2400 TheaDrive, Harrisburg, PA  17110
Jurisdiction of Organization:                California
UCC Filing Office:                                California Secretary of State

Name:                                                      DST TASS, LLC
Address:                                                1075 Baker Building, 706 Second Avenue South, Minneapolis, MN 55402
Jurisdiction of Formation:                    Minnesota
UCC Filing Office:                                Minnesota Secretary of State
Other Names:                                          TASS, LLC

Name:                                                      DST Brokerage Solutions, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      Finix Professional Services, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      Converge Systems, LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State

Name:                                                      Newkirk Products, Inc.
Address:                                                 15 Corporate Circle, Albany, NY 12203
Jurisdiction of Organization:                 New York
UCC Filing Office:                                 New York Secretary of State

Name:                                                      LTM Publishing, Inc.
Address:                                                 15 Corporate Circle, Albany, NY 12203
Jurisdiction of Organization:                 New York
UCC Filing Office:                                 New York Secretary of State

Name:                                                      McKay Hochman Co., Inc.
Address:                                                 10 Park Place, Butler, NJ 07405
Jurisdiction of Organization:                 New York
UCC Filing Office:                                 New York Secretary of State

Name:                                                      Third Party Educational Systems, Inc.
Address:                                                 43 Main Street SE, Minneapolis, MN 55414
Jurisdiction of Organization:                 Minnesota
UCC Filing Office:                                 Minnesota Secretary of State
Other Names:                                         MasteryPoint Financial Technologies

Name:                                                      CFG Output LLC
Address:                                                 333 West 11th Street, Kansas City, MO  64105
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State
Prior Names:                                            DST Output Fulfillment Group, LLC

Name:                                                      DST Healthcare Holdings, Inc.
Address:                                                 2400 Thea Drive, Harrisburg, PA  17110
Jurisdiction of Organization:                 Delaware
UCC Filing Office:                                 Delaware Secretary of State
Prior Names:                                          DST Health Solutions Holdings, Inc.

Schedule IV